EXHIBIT 4.1

COMMON STOCK	COMMON STOCK

PAR VALUE $.01	This Certificate is transferable in
Canton, MA and New Jersey City, NJ

CERTIFICATE NUMBER	SHARES
****************	****************
CIENA CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	****************	CUSIP 171779 30 9
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
is the owner of	****************
FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $.01 PER SHARE, OF THE COMMON STOCK OF
CIENA CORPORATION transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: <<Month Day, Year>>

President and Chief Executive Officer	[ SEAL ]	COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

Chief Financial Officer and Assistant Secretary		By:
AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE

CIENA CORPORATION
THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND THE RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS AND SERIES OF STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE PROVDED WITHOUT CHARGE TO EACH STOCKHOLDER UPON REQUEST TO THE CORPORATION.
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT ________ Custodian ________
(Cust) (Minor)
TEN ENT — as tenants by the entireties	under Uniform Gifts to Minors Act ________
(State)
JT TEN — as joint tenants with rights of survivorship and not as	UNIF TRF MIN ACT ________ Custodian (until age __) ________
tenants in common	(Cust) (Minor)
under Uniform Transfers to Minors Act ________
(State)
Additional abbreviations may also be used though not in the above list.
ASSIGNMENT
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, _______________ hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	__________________________________________________, 20___		Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:	________________________________________________________
Signature:	________________________________________________________
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.